Exhibit 4.2

SELLING AGENT AGREEMENT
by and among
Incapital Trust Products Trust __,
Incapital Trust Products LLC
and the
Agents named herein
________ __, 20__

________ __, 20__

To the Agent listed on
the signature page hereto

c/o Incapital LLC
200 South Wacker Drive
Suite 3700, Chicago IL 60606

The issuer, Incapital Trust Products Trust __, a Delaware statutory trust (the “Trust”) formed pursuant to a trust agreement (the “Trust Agreement”), dated ________ __, 20__, by and among Incapital Trust Products LLC, as depositor (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”), U.S. Bank Trust National Association, as Delaware trustee and on behalf of the Trust, and Incapital Holdings LLC, as administrative agent (the “Administrative Agent”), proposes to issue and sell up to $_____________ aggregate amount of the Trust’s pass-through certificates (the “Certificates”).  The terms of the Certificates are described in the Prospectus and Prospectus Supplement referred to below.

Subject to the terms and conditions contained in this Agreement, the Trust hereby appoints you as its agent (“Agent”) for the purpose of soliciting offers to purchase the Certificates and each of you hereby agrees to use your best efforts to solicit offers to purchase Certificates upon terms acceptable to the Trust and the Depositor in accordance with the terms hereof.  The Trust reserves the right to enter into agreements substantially identical hereto with other agents.

I.

The Depositor has filed with the Securities and Exchange Commission (the “SEC”) a registration statement (File No. 333- ________) relating to the sale of certificates of one or more trusts formed by it, including the Trust, and the offering of the Certificates thereof, from time to time, in accordance with Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”).  Such registration statement and the prospectus forming a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented, including any Prospectus Supplement, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively.  The Registration Statement has been declared effective by the SEC, and the Trust Agreement has been qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

II.

The Depositor and the Trust hereby represent and warrant to the Agent jointly and severally that:

(a)           No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)           As of the date hereof and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of Certificates under the Registration Statement or furnished solely for the purpose of disclosure under Item 7.01 thereof) (each of the times referenced above being referred to herein as a “Representation Date”) as follows:

(i)            The Depositor meets the requirements for use of Form S-3 under the 1933 Act and has filed with the SEC the Registration Statement, which has been declared effective.  The Registration Statement meets the requirements of Rule 415 under the 1933 Act and complies in all other material respects with said Rule.

(ii)           (a) The Registration Statement, as amended or supplemented, the Prospectus and the Trust Agreement will comply in all material respects with the applicable requirements of the 1933 Act, the Trust Indenture Act and the 1934 Act and the respective rules and regulations thereunder, (b) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (c) the Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Trust nor the Depositor makes any representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act or (y) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of the Agent specifically for inclusion in the Registration Statement and the Prospectus.

(iii)           The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the SEC, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)           The conditions for use of Form S-3 to register the offering of the Certificates under the 1933 Act, as set forth in the General Instructions to such form, have been satisfied.

(d)           The Certificates have been given an “investment grade” rating by a “nationally recognized statistical rating organization” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act.

III.

The obligations of each Agent hereunder shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Trust and the Depositor contained herein as of the date hereof, to the accuracy in all material respects of the statements of the Trust and the Depositor made in any certificates delivered in connection with the transactions contemplated hereby, to the performance in all material respects by the Trust and the Depositor of their respective obligations hereunder and to the satisfaction of the following additional conditions.

(a)           On the date hereof, such Agent shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to such Agent:

 (1)         The opinion of Morrison & Foerster LLP, counsel for the Trust and the Depositor, to the effect that:

(i)            The Depositor is a duly formed limited liability company, validly existing and in good standing under the laws of the State of Delaware and the Depositor has the requisite power and authority to conduct its business as described in the Prospectus;

(ii)           The Depositor is qualified or licensed to do business as a foreign limited liability company, as applicable, in any jurisdiction in which such counsel has knowledge that the Depositor is required to be so qualified or licensed;

(iii)          This Agreement has been duly authorized, executed and delivered by each of the Trust and the Depositor and constitutes a legal, valid and binding obligation of the Trust and the Depositor;

(iv)          The Trust Agreement has been duly qualified under the Trust Indenture Act;

(v)           The Registration Statement has become effective under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened; and the Registration Statement (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which such counsel need express no opinion) as of the effective date thereof, complied as to form in all material respects with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Trust Indenture Act, and the respective rules and regulations of the SEC thereunder;

(vi)          The form of Certificate attached to the Secretary’s Certificate delivered by the Depositor to the Agent conforms in all material respects to the descriptions thereof contained in the Prospectus;

(vii)         The Trust Agreement conforms in all material respects to the description thereof contained in the Prospectus;

(viii)        Such counsel is without knowledge that (1) there is any pending or threatened action, suit or proceeding before or by any court or governmental agency, authority or body or any arbitrator involving either the Trust or the Depositor of a character required to be disclosed in the Registration Statement or Prospectus which is omitted or not adequately disclosed therein, or (2) any franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, is not so described or filed as required;

(ix)           Neither the issuance and sale of the Certificates, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will to such counsel’s knowledge conflict with, result in a breach of, or constitute a default under (1) the terms of any material agreement or instrument known to such counsel and to which the Depositor is a party or bound, or (2) any order, law or regulation known to such counsel to be applicable to the Depositor of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Depositor; and

(x)            No consent, approval, authorization or order of any court or governmental agency or body is required on behalf of the Depositor for the consummation of the transactions contemplated herein, except such as have been obtained under the 1933 Act and such as may be required under foreign or state securities laws in connection with the purchase and distribution of the Certificates.

In rendering such opinion, counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Depositor and public officials.

In rendering such opinion, but without opining in connection therewith, such counsel shall state that, although such counsel expresses no view as to portions of the Registration Statement consisting of financial statements and other financial, accounting and statistical information and it has not independently verified, is not passing upon and assumes no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or any amendment or supplement thereto (other than as stated in (vi) and (vii) above), such counsel has no reason to believe that such remaining portions of the Registration Statement or any amendment thereto, at the time it became effective, and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that, subject to the foregoing with respect to financial statements and other financial, accounting and statistical information, the Prospectus, as amended or supplemented, as of its date and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(2)          The opinion of Richards, Layton and Finger, LLP, special Delaware counsel to the Depositor and the Trust, to the effect that:

(i)         The Trust has been duly created and is validly existing in good standing as a trust under the laws of the State of Delaware;

(ii)        Under the laws of the State of Delaware and under the Trust Agreement, the Trust has the trust power and authority (a) to own its properties and conduct its business, (b) to execute and deliver the Agreements (as defined in such opinion) to which it is a party, and (c) to issue and perform its obligations under the Certificates, all as described in the Trust Agreement;

(iii)       The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Trustees, enforceable against the Depositor in accordance with its terms;

(iv)       Under the laws of the State of Delaware and under the Trust Agreement, the execution and delivery by the Trust of the Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust;

(v)        The Certificates will represent valid, fully paid and non-assessable undivided beneficial interests in the assets of the Trust;

(vi)       Under the laws of the State of Delaware and the Trust Agreement, the issuance of the Certificates is not subject to any preemptive rights;

(vii)      Neither the issuance and sale of the Certificates, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will to such counsel’s knowledge conflict with, result in a breach of, or constitute a default under the Trust Agreement; and

(viii)     No authorization, approval or other action by, and no notice to or filing with, any government authority or regulatory body of the State of Delaware is required for the issuance and sale of the Certificates or the consummation of the transactions contemplated hereunder or under the Trust Agreement.

In rendering such opinion, counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Depositor and public officials.

(3)          The opinion of Brad Busscher, Esq., general counsel to the Agent, covering the matters referred to in subparagraph (1) under the subheadings (iv) through (vii), inclusive, above.

In rendering such opinion, counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Trust, the Depositor and public officials.

(b)           On the date hereof, the Agent, the Depositor and the Trust shall have received a certificate from U.S. Bank Trust National Association, (“Delaware Trustee”), dated the date hereof, to the effect that: (i) it is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Trust Agreement forming the Trust and to act as trustee thereunder and has duly accepted such duties;  (ii) the Trust Agreement has been duly executed and delivered in the name of and on its behalf as the Delaware Trustee;  (iii) at the date hereof, the Trust Agreement is in full force and effect with respect to the Delaware Trustee; and (iv) each person who, on behalf of the Delaware Trustee, executed and delivered the Trust Agreement was at the date thereof duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Delaware Trustee and was duly authorized and empowered to perform such acts at the respective times of such acts, and the signatures of such persons appearing on such documents are their genuine signatures.

(c)           On the date hereof, the Agent shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Depositor, dated as of the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change or development involving a prospective material adverse change in the condition of the Trust or the Depositor, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus, (ii) the representations and warranties of the Trust and the Depositor contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) neither the Trust nor the Depositor has failed to perform or comply with all the agreements and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the date of such certificate, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and any proceedings for that purpose have been instituted or threatened by the SEC and (v) no litigation or proceeding is pending to restrain or enjoin the issuance or delivery of the Certificates, or which in any way affects the validity of the Certificates.

(d)          On the date hereof counsel to the Agent shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Certificates as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Trust or the Depositor in connection with the issuance and sale of Certificates as herein contemplated shall be satisfactory in form and substance to counsel to the Agent.

(e)          There shall not have come to the attention of the Agent any facts that would cause it to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Certificates, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

IV.

In further consideration of your agreements herein contained, the Trust and the Depositor, as applicable, hereby covenant, jointly and severally, as follows:

(a)          The Depositor will notify the Agent immediately of (i) the effectiveness of any amendment to the Registration Statement, (ii) the filing of any supplement to the Prospectus, (iii) the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus (other than with respect to a document filed with the SEC pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement and the Prospectus), (iv) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto (other than such a request with respect to a document filed with the SEC pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement and the Prospectus), and (v) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.  The Trust and the Depositor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)          The Depositor will give the Agent notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Certificates or any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement effected by the filing of a document with the SEC pursuant to the 1934 Act) and, upon request, will furnish the Agent with copies of any such registration statement or amendment or supplement proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such registration statement or amendment or supplement in a form as to which the Agent or counsel to the Agent reasonably object.

(c)           The Depositor will deliver to the Agent without charge, as many signed and conformed copies of (i) the Trust Agreement, (ii) the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) and (iii) a certified copy of the authorization of the issuance and sale of the Certificates as the Agent may reasonably request.  The Depositor will furnish to the Agent as many copies of the Prospectus (as amended or supplemented) as the Agent shall reasonably request so long as the Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Certificates under the 1933 Act.  Upon request, the Depositor will furnish to the Agent a paper copy of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or any reports on any successor forms, if any, filed by the Depositor, on behalf of the Trust, with the SEC pursuant to the 1934 Act as soon as practicable after the filing thereof.

(d)           Except as otherwise provided in subsection (g) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel to the Agent or counsel for the Depositor, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either counsel to the Agent or counsel for the Depositor, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the rules and regulations promulgated thereunder, immediate notice shall be given, and confirmed in writing, to the Agent to cease the solicitation of offers to purchase the Certificates, and the Depositor will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

(e)           The Trust and the Depositor each will endeavor, in cooperation with the Agent, to qualify the Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agent may designate and will maintain such qualifications in effect for as long as may be required for the distribution of the Certificates; provided, however, that neither the Trust nor the Depositor shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.  The Depositor will file, on behalf of itself and on behalf of the Trust, such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been qualified as above provided.  The Depositor will promptly advise the Agent of the receipt by it or by the Trust of any notification with respect to the suspension of the qualification of the Certificates for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

(f)           The Depositor, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to the 1934 Act.

(g)          The Depositor shall not be required to comply with the provisions of subsections (d) of this Section or the provisions of Sections VII(a) and (b) during any period from the time the Agent have suspended solicitation of purchases of the Certificates in their capacity as agent pursuant to a request from the Trust or the Depositor, as applicable, to the time the Trust or the Depositor, as applicable, shall determine that solicitation of purchases of the Certificates should be resumed.

V.

(a)          The Agent proposes to solicit offers to purchase the Certificates upon the terms and conditions set forth herein and in the Prospectus.  For the purpose of such solicitation the Agent will use the Prospectus as then supplemented which has been most recently distributed to the Agent by the Depositor, and the Agent will solicit offers to purchase only as permitted or contemplated thereby and herein and will solicit offers to purchase the Certificates only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction.  Each of the Depositor and the Trust reserves the right, in its sole discretion, to suspend solicitation of offers to purchase Certificates commencing at any time for any period of time or permanently.  Upon receipt of instructions (which may be given orally) from the Depositor or the Trust, the Agent will suspend promptly solicitation of offers to purchase until such time as the Depositor or the Trust, as applicable, has advised the Agent that such solicitation may be resumed.

Unless otherwise instructed by the Depositor, the Agent is authorized to solicit offers to purchase the Certificates only in denominations of $1,000 or more (in multiples of $1,000).  The Agent is not authorized to appoint subagents or to engage the services of any other broker or dealer in connection with the offer or sale of the Certificates except under the terms of the Master Selected Dealer Agreement attached hereto as Exhibit A.  Unless otherwise instructed by the Depositor, the Agent shall communicate to the Depositor, orally or in writing, each offer to purchase Certificates.  The Depositor shall have the sole right to accept offers to purchase Certificates and may reject any proposed offers to purchase Certificates as a whole or in part.  The Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Certificates, as a whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein.  The Trust agrees to pay the Agent, as consideration for soliciting offers to purchase Certificates, a concession in the form of a discount equal to the percentages of the initial offering price of each Certificate actually sold as set forth in Schedule I hereto (the “Concession”).  The Agent or other subagents or dealers (the “Selected Dealers”) will share the above-mentioned Concession in such proportions as they may agree.

(b)          The Trust, the Depositor and the Agent each acknowledges and agrees, and each Selected Dealer will be required to acknowledge and agree, that the Certificates are being offered for sale in the United States only.

VI.

(a)           Each sale of Certificates shall be made in accordance with the terms of this Agreement and on the terms specified on Schedule I attached hereto.  The offering of Certificates by the Trust hereunder shall be deemed to have been made on the basis of the representations, warranties and agreements of the Trust and the Depositor, as applicable, herein contained and shall be subject to the terms and conditions herein set forth.  Schedule I may specify, among other things, the principal amount of Certificates to be purchased, the underlying debt securities held by the Trust, the interest rate or formula and maturity date or dates of such underlying debt securities, the distribution dates, if any, the net proceeds to the Trust, the initial public offering price at which the Certificates are proposed to be offered, and the time and place of delivery of and payment for such Certificates (the “Closing Date”), whether the underlying debt securities provide for a Survivor’s Option, and any other relevant terms.  In connection with the resale of the Certificates purchased, without the consent of the Depositor, the Agent is not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may the Agent reallow any portion of the Concession.

VII.

(a)           The Depositor and the Trust jointly and severally agree to indemnify and hold harmless the Agent and each person who controls the Agent within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Trust nor the Depositor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to either the Trust or the Depositor by or on behalf of the Agent specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereof, or arises out of or is based upon statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act and (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of the Agent (or any person controlling the Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if the Agent failed to deliver a copy of the Prospectus as amended or supplemented to such person in connection with the sale of such Certificates excluding documents incorporated therein by reference at or prior to the written confirmation of the sale of such Certificates to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented.  This indemnity agreement will be in addition to any liability which the Trust or the Depositor may otherwise severally have.

(b)           The Agent agrees to indemnify and hold harmless the Trust and the Depositor, each of the members and officers of the Depositor who signs the Registration Statement and each person who controls either the Trust or the Depositor within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Trust or the Depositor to the Agent, but only with reference to written information relating to the Agent furnished to the Depositor by or on behalf of the Agent specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereof.  This indemnity agreement will be in addition to any liability which the Agent may otherwise have.  The Trust and the Depositor each acknowledge that (i) the name of the Agent and the statements required by Item 508 of Regulation S-K set forth in the language on the cover page or under the heading “Plan of Distribution,” (ii) the sentences relating to concessions and reallowances, and (iii) the paragraph related to stabilization and syndicate covering transactions in the Prospectus constitute the only information furnished in writing by or on behalf of the Agent for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereof.

(c)           Promptly after receipt by an indemnified party under this Section VII of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section VIII, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent, if any, that such failure materially prejudices the indemnifying party.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section VII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by the Agent in the case of paragraph (a), representing the indemnified parties under paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

(d)           To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section VII is due in accordance with its terms but is for any reason held by a court to be unavailable from the Trust or the Depositor on the grounds of policy or otherwise, the Trust, the Depositor and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Trust, the Depositor and one or more of the Agent may be subject in such proportion so that the Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by the Agent bears to the total sales price from the sale of Certificates sold to or through the Agent to the date of such liability, and the Trust or the Depositor is responsible for the balance.  However, if the allocation provided by the foregoing sentence is not permitted by applicable law, the Trust, the Depositor and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Trust, the Depositor and the Agent may be subject in such proportion to reflect the relative fault of the Trust or the Depositor on the one hand and the Agent on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Depositor or the Agent, the parties’ relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.  The Trust, the Depositor and the Agent agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d).  Notwithstanding anything to the contrary contained herein, (i) in no case shall the Agent be responsible for any amount in excess of the commissions and underwriting discounts received by the Agent in connection with the Certificates from which such losses, liabilities, claims, damages and expenses arise and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section VII, each person who controls the Agent within the meaning of the 1933 Act shall have the same rights to contribution as the Agent, and each person who controls the Trust or the Depositor within the meaning of either the 1933 Act or the 1934 Act, each officer of the Depositor who shall have signed the Registration Statement and each member of the Depositor shall have the same rights to contribution as the Trust or the Depositor, subject in each case to the provisions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

VIII.

The Depositor or the Agent may terminate the appointment and arrangements described in this Agreement.  Upon receipt of instructions from the Depositor, the Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement attached hereto as Exhibit A.  Such actions may be taken, in the case of the Depositor, by giving prompt written notice of suspension to the Agent and by giving not less than 5 days’ written notice of termination to the affected party and the other parties to this Agreement, or in the case of the Agent, by giving not less than 5 days’ written notice of termination to the Trust and the Depositor and except that, if at the time of termination an offer for the purchase of Certificates shall have been accepted by the Depositor but the time of delivery to the purchaser or his agent of the Certificate or Certificates relating thereto shall not yet have occurred, the Trust and the Depositor each shall have the obligations provided herein with respect to such Certificate or Certificates. The Depositor shall promptly notify the other parties in writing of any such termination.

The Agent may terminate this Agreement immediately upon notice to the Trust and the Depositor at any time prior to the Closing Date, if (i) there has been, since the date of such agreement, any material adverse change or any development involving a prospective material adverse change in the condition (financial or other), earnings, business or properties of the Trust the effect of which is such as to make it, in the judgment of the Agent, impracticable to market the Certificates or enforce contracts for the sale of the Certificates, (ii) a material disruption in the commercial banking or securities settlement or clearance services in the United States has occurred or a banking moratorium shall have been declared by Federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis (in the United States or elsewhere) the effect of which on the financial markets of the United States the effect of which is such as to make it, in the judgment of the Agent, impracticable to market the Certificates or enforce contracts for the sale of the Certificates.

If this Agreement is terminated, Section IV(c), Section VII and Section XI hereof shall survive and shall remain in effect.

IX.

Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and shall be sufficient in all respects if delivered or sent by telex, facsimile transmission (confirmed in writing) or registered mail to the parties at their respective address specified below.  All such notices shall be effective on receipt.

If to the Trust:

U.S. Bank National Association
1 Federal Street, Boston, MA 02110
Attention: Amy Byrnes
Facsimile: (   )

With a copy to:

Incapital Holdings, LLC
200 South Wacker Drive
Suite 3700, Chicago IL 60606
Attention:  Steven J. Hartman
Facsimile: (312) 379-3701

If to the Depositor:

c/o Administrative Agent
Incapital Holdings LLC
200 South Wacker Drive
Suite 3700, Chicago IL 60606
Attention: Steven J. Hartman
Facsimile: (312) 379-3701

With a copy to:

Morrison & Foerster LLP
1290 Avenue of the Americas
New York, New York 10104
Attention: Anna Pinedo, Esq.
Facsimile: (212) 468-7900

If to the Agent:

Incapital, LLC
200 South Wacker Drive
Suite 3700, Chicago IL 60606
Attention: Brad Busscher, Esq.
Facsimile: (312) 379-3731

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

X.

This Agreement shall be binding upon the Agent, the Trust and the Depositor, and inure solely to the benefit of the Agent, the Trust and the Depositor and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

XI.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York.  Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any Federal or New York State court sitting in the County of New York, New York, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues.  Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

XII.

If this Agreement is executed by or on behalf of any party, such person hereby states that at the time of the execution of this Agreement he has no notice of revocation of the power of attorney by which he has executed this Agreement as such attorney.

The Trust will pay the following expenses incident to the performance of its obligations under this Agreement, including:  (i) a portion of the fees related to the preparation and filing of the Registration Statement as originally filed; (ii) the preparation, filing and reproduction of this Agreement; (iii) the preparation, issuance and delivery of the Certificates to the Agent, including capital duties, stamp duties and transfer taxes, if any, payable upon issuance of any of the Certificates, the sale of the Certificates and the fees and expenses of any transfer agent for the Certificates; (iv) the fees and expenses of counsel to any such transfer agent or trustee; (v) the fees and disbursements of the Trust’s counsel and the Depositor’s accountants and counsel; (vi) the reasonable fees and disbursements of counsel to the Agent incurred from time to time in connection with the transactions contemplated hereby; (vii) the qualification of the Certificates under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Depositor in connection therewith and in connection with the preparation of any Blue Sky survey; (viii) the printing and delivery to the Agent of copies of the Registration Statement and of each amendment thereto, of the Prospectus and any amendments or supplements thereto; (ix) the printing and delivery to the Agent of copies of any Blue Sky survey; (x) the fees of the Financial Industry Regulatory Authority.; (xi) the preparation, printing, reproduction and delivery to the Agent of copies of the Trust Agreement and all supplements and amendments thereto; (xii) if applicable, any fees charged by rating agencies for the rating of the Certificates; (xii) the fees and expenses of any depository and any nominee thereof in connection with the Certificates; and (xiii) if applicable, the fees of the American Stock Exchange.

This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Trust and you.

Very truly yours,

Incapital Trust Products LLC, as Depositor

By:
Name:
Title:

Incapital Trust Products Trust ___, as Issuer

By:	U.S. Bank National Association

By:
Name:
Title:

Confirmed and accepted
as of the date first above written:

INCAPITAL LLC

By:
Name:
Title:

SCHEDULE I

Incapital Trust Products Trust __
c/o Administrative Agent
Incapital Holdings LLC
200 South Wacker Drive
Suite 3700, Chicago IL 60606
Facsimile: (312) 379-3701

The undersigned agrees to purchase the following aggregate principal amount of Certificates:

$____________

The terms of such Certificates shall be as follows:

CUSIP Number:  ________________
Price to Public:  _________________
Purchasing Agent’s concession:  _______________
Net Proceeds to Issuer:  __________________
Symbol on Amex:  ______________________
Underlying debt securities:  _______________
Regular Distribution Dates:  ___________________
Survivor’s Option:  _______________
Closing Date:  ___________________
[Any other terms]

[Agent]

By:
Name:
Title:

ACCEPTED:
Incapital Trust Products Trust__

U.S. Bank Trust National Association,
as Delaware Trustee

By:
Name:
Title:

EXHIBIT A

Master Selected Dealer Agreement

«FirstName»
«Company»
«Address1»
«Address2»
«City», «State»  «Postal»

Dear Selected Dealer:

In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities.  This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

1.           Applicability of this Agreement.  The terms and conditions of this Agreement shall be applicable to any public offering of securities (“Securities”), pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through Pershing, LLC (the “Account”) (acting for its own Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers (“Selected Dealers”) and has expressly informed you that such terms and conditions shall be applicable.  Any such offering of Securities to you as a Selected Dealer is hereinafter called an “Offering”.  In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

2.           Conditions of Offering; Acceptance and Purchases.  Any Offering:  (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and (iii) may be made on the basis of reservation of Securities or an allotment against subscription.  We will advise you by electronic mail, facsimile or other form of written communication (“Written Communication”, which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate.  To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision.  Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, 200 South Wacker Drive Suite 3700, Chicago IL 60606. We reserve the right to reject any acceptance in whole or in part.  Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day’s prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of Pershing, LLC clearing for the account of Incapital LLC, against delivery of the Securities.  If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities.  Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

3.           Representations, Warranties and Agreements.

(a)         Registered Offerings.  In the case of any Offering of Securities that is registered under the Securities Act (“Registered Offering”), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable rules and regulations of the Securities and Exchange Commission thereunder.  You represent and warrant that you are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith.  You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus.  You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us.  You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

(b)         Offerings Pursuant to an Offering Circular.  In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request.  You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers.  You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us.  You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

(c)         Offer and Sale to the Public.  With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public.  After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers.  The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the “Public Offering Price”, the “Concession” and the “Reallowance”.  With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public at no more than the Public Offering Price.  If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the “Concession.”  If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 5141 of Conduct Rules of the Financial Industry Regulatory Authority (the “FINRA”) and who are either members in good standing of FINRA or foreign banks, dealers or institutions not eligible for membership in FINRA who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

(d)         Over-allotment; Stabilization; Unsold Allotments.  We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities.  You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession.  If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker’s commissions or dealer’s mark-up, if any, paid in connection with such purchase or contract to purchase.

(e)         FINRA.  You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the FINRA or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the FINRA which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the FINRA’s interpretation with respect to free riding and withholding.  You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the FINRA’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.

You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 5141 of the Conduct Rules and (2) if you are a non-FINRA member broker or dealer in a foreign country, you will also comply as though you were an FINRA member, with the provisions of Rule 5141.

You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling Concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

(f)          Relationship among Underwriters and Selected Dealers.  We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession.  Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for:  (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise.  Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering.  Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another.  If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election.  You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service.  In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

(g)         Blue Sky Laws.  Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

(h)         Compliance with Law.  You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the FINRA, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

Furthermore, you acknowledge and agree that certain Offerings of Securities (i) may be made in the United States only and/or (ii) may be offerings of Securities of an affiliate of a United States bank but are not savings accounts, deposits or other obligations of any such bank and would not be guaranteed by such bank or insured by the Federal Deposit Insurance Corporation or any other governmental agency.

4.           Termination, Supplements and Amendments.  This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto.  This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment.  Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended and supplemented.  The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

5.           Successors and Assigns.  This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.

6.           Governing Law.  This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you will request and have received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

Very truly yours,

INCAPITAL LLC

By:
[ ]
[Title]

CONFIRMED:  ______________________, 20___

«Company»

By:

Name:
(Print name)

Title: